Exhibit 10
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                           PEOPLES BANCORP INC.
                          1998 STOCK OPTION PLAN


1. Name and Purpose. The purposes of this Plan, which shall be known as the "Peoples Bancorp Inc. 1998 Stock Option Plan" (hereinafter referred to as the "Plan") are to advance the interests of Peoples Bancorp Inc. (the "Company") (i) by providing material incentive for the continued services of those key employees and directors of the Company and its Subsidiaries and Consultant/Advisors to the Company and its Subsidiaries, each of whom makes significant contributions toward the Company's success and develop-ment, by encouraging those key employees, directors and Consultant/Advisors to increase their proprietary interest in the Company; and (ii) by attracting new able executives to employment with the Company and its Subsidiaries or to serve as directors of the Company or of one or more of its Subsidiaries.

2. Definitions. For purposes of this Plan, the following terms when capitalized shall have the meanings designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

    (a)  "Board" shall mean the Board of Directors of the Company.

    (b) "Cause" shall mean that an act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, has occurred.

    (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

    (d) "Committee" shall mean the committee which administers the Plan, whose membership shall be determined under Subsection 3(a) below.

    (e)  "Common Shares" shall mean the common shares of Peoples Bancorp Inc.

    (f)  "Company" shall mean Peoples Bancorp Inc.

    (g) "Consultant/Advisor" shall mean any consultant or advisor who renders bona fide services to the Company and/or one or more of the Subsidiaries and who is neither an employee nor a director of the Company or any Subsidiary.

    (h) "Effective Date" shall mean the date on which this Plan shall become effective, as provided in Section 15 below.

    (i) "Employee Director" shall mean a director of the Company who is also an employee of the Company.

    (j) The "Fair Market Value" of a Common Share on any relevant date for purposes of any provision of this Plan shall mean the last reported sales price of a Common Share of the Company on The Nasdaq National Market or on any securities exchange on which the Common Shares may be listed on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

    (k) "Incentive Option" shall mean an Option granted under this Plan which is an incentive stock option under the provisions of Section 422 of the Code; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such Option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee; and the Committee may retroactively add provisions to this Plan or to any Incentive Option if necessary to qualify such Option as an incentive stock option.

    (l) "Key Employee" shall mean any employee of the Company and/or one of the Subsidiaries (as defined in Subsection 2(r) below) who in the opinion of the Committee has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

    (m) "Non-employee Director" shall mean a director of the Company who is not also an employee of the Company or of one of the Subsidiaries.

    (n) "Non-qualified Option" shall mean an Option granted under this Plan which is not an Incentive Option. Such Non-qualified Option shall not be affected by any actions taken retroactively as provided in Subsection 2(k) above with respect to Incentive Options.

    (o) "Participant" shall mean (i) a Key Employee selected by the Committee (under Subsection 3(b) below) to receive Options granted under this Plan; (ii) a Subsidiary Director selected by the Committee (under Subsection 3(b) below) to receive Non-qualified Options granted under this Plan; (iii) a Consultant/Advisor selected by the Committee (under Subsection 3(b) below) to receive Non-qualified Options granted under this Plan; and (iv) a Non-employee Director receiving Non-qualified Options pursuant to Subsection 5(j) below.

    (p) "Option" shall mean an option granted under this Plan, whether such option is an Incentive Option or a Non-qualified Option.

    (q)  "Plan" shall mean the Peoples Bancorp Inc. 1998 Stock Option Plan.

    (r) "Subsidiary" shall mean a corporation which is a subsidiary corporation of the Company as that term is defined in Subsection 424(f) of the Code.

    (s)  "Subsidiary Board" shall mean the board of directors of a Subsidiary.

    (t) "Subsidiary Director" shall mean a director of one or more of the Subsidiaries of the Company who is neither a director of the Company nor an employee of the Company or of any of the Subsidiaries.

3.  Administration:  Selection of Participants.

    (a) The Plan shall be administered by the Committee which shall consist of three or more members of the Board appointed by the Board from time to time and serving at the pleasure of the Board.

    (b) The Committee shall select the Key Employees who are to receive Options and shall grant to such Key Employees Options under, and in accordance with, the provisions of the Plan. The Committee shall also select the Subsidiary Directors and the Consultant/Advisors who are to receive Non-qualified Options and shall grant to such persons Non-qualified Options under, and in accordance with, the provisions of the Plan. The Non-employee Directors shall receive non-discretionary Non-qualified Options in accordance with Subsection 5(j) below.

    (c) Subject to the express provisions of this Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such option agreements as it deems advisable; to determine the terms and provisions of such option agreements (including, but not limited to, provisions addressing the form of Options (Incentive Options and/or Non-qualified Options) granted to Key Employees, the number of Common Shares covered by each Option granted to a Key Employee, the option price for each Option granted to a Key Employee, the date or dates when each Option granted to a Key Employee (or parts of it) may be exercised (including the effect of termination of employment prior to the exercise of an Option in full), the number of Common Shares covered by each Option granted to a Subsidiary Director or to a Consultant/Advisor, the option price for each Non-qualified Option granted to a Subsidiary Director or to a Consultant/Advisor and the date or dates when each Non-qualified Option granted to a Subsidiary Director or to a Consultant/Advisor (or parts of it) may be exercised) -- which terms shall comply with the requirements of Section 5 below; to construe and interpret the provisions of option agreements entered into pursuant to this Plan; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. Decisions by the Committee may be made either by a majority of its members at a meeting of the Committee duly called and held or without a meeting by a writing signed by all of the members of the Committee. All decisions and interpretations made by the Committee shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

    (d) At least once each calendar year, the Committee shall report to the Board describing the action which it has taken in administering the Plan and making such recommendations for amendments or otherwise as it may deem necessary.

    (e) The Committee may designate any officers or employees of the Company or the Subsidiaries to assist the Committee in the administration of this Plan but the Committee may not delegate to them duties imposed on the Committee under this Plan with respect to Options which may be and are granted to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

4.  Shares Subject to the Plan.

    (a) The shares to be issued and delivered by the Company upon exercise of Options granted under this Plan are Common Shares which may be either authorized but unissued shares or treasury shares, in the discretion of the Committee.

    (b) The aggregate number of Common Shares which may be issued under this Plan shall not exceed 100,000 Common Shares; subject, however, to the adjustment provided in Section 10 of this Plan in the event of stock splits, stock dividends, combinations or exchanges of shares or other similar capital adjustments occurring after the Effective Date. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the Common Shares allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. No Option may be granted under this Plan which could cause the maximum limit to be exceeded.

    (c) Of the 100,000 Common Shares which may be issued under the Plan, an aggregate of 30,000 Common Shares shall be issuable to Non-employee Directors, Subsidiary Directors and Consultant/Advisors upon the exercise of Non-qualified Options to be granted to them under the terms of the Plan and an aggregate of 70,000 Common Shares shall be issuable to Key Employees upon the exercise of Options to be granted to them under the terms of the Plan; provided, however, that if Non-qualified Options covering an aggregate of 30,000 Common Shares have not been granted to Non-employee Directors, Subsidiary Directors and Consultant/Advisors on or before the date of the 2002 Annual Meeting, that portion of the 30,000 Common Shares not covered by Non-qualified Options so granted may be the subject of Options to be granted to Key Employees under the terms of the Plan.

    (d) During the period in which this Plan remains in effect, no Key Employee may be granted Options covering, in the aggregate, more than 25,000 Common Shares (subject to adjustment as provided in Section 10 of this Plan).

5.  Terms of Options.

Options granted under this Plan shall contain such terms as the Committee determines subject to the following limitations and requirements:

    (a) Option price: Subject to the limitations of Subsection 5(h) below, the option price per Common Share of each Incentive Option and each Non-qualified Option granted under the Plan shall be not less than 100% of the Fair Market Value of the Company's Common Shares on the date of the grant of the related option.

    (b) Period within which Options may be exercised: Subject to the limitations of Subsections 5(c), 5(h), 5(j) and 5(k) below, each Incentive Option and each Non-qualified Option granted under this Plan to a Key Employee shall have a term of not more than ten years, each Non-qualified Option granted under this Plan to a Subsidiary Director or to a Consultant/Advisor shall have a term of not more than ten years and each Non-qualified Option granted under this Plan to a Non-employee Director shall have a term of ten years.

    (c) Termination of Options granted to Key Employees by reason of termination of employment:

         (i) Incentive Options. If a Participant's employment with the Company and the Subsidiaries terminates for any reason other than (A) the death of the Participant, (B) the disability of the Participant within the meaning of Section 22(e)(3) of the Code, (C) the retirement of the Participant under the provisions of any retirement plan of the Company or any Subsidiary, or (D) any reason (other than for Cause) after the Participant has been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the portion of all Incentive Options granted under this Plan to such Participant which are not then exercisable under Subsection
              5(i) of this Plan on the date of termination of employment, shall terminate effective immediately upon termination of employment. If the termination of employment of the Participant was due to retirement under the provisions of any retirement plan of the Company or any Subsidiary or if the termination of employment was due to a reason other than for Cause and the Participan had been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, all of such Participant's Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or three months after the date of termination of employment. If the termination of employment was due to the death of a Participant who was an employee of the Company and/or any Subsidiary at the time of his death, such Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the representative or representatives of the Participant's estate (or the person or persons who acquire (by bequest or inheritance) the right to exercise the Participant's Incentive Options) to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or one year after the date of death of the Participant. If the termination of employment was due to the disability of the Participant within the meaning of Section 22(e)(3) of the Code, such Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or one year after the date of termination of employment. If the termination of employment of the Participant was due to reasons other than for Cause and the Participant had not been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the Participant's Incentive Options may be exercised only to the extent then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or three months after the date of termination of employment.
              If the termination of employment of the Participant was for Cause, all Incentive Options which have not been exercised as of the date of termination of employment shall terminate immediately as of the date of termination of employment.

         (ii) Non-qualified Options. Non-qualified Options granted to Key Employees under the Plan shall be exercisable following termination of employment for such period of time and under such conditions as the Committee may impose at the time of grant of such Non-qualified Options. If, however, the Committee does not specify another exercisability schedule in the event of termination of employment, the provisions outlined in the following paragraph of this Subsection 5(c)(ii) shall be applicable.

        Default schedule of exercisability upon termination of employment.
If a Participant's employment with the Company and the Subsidiaries terminates for any reason other than (A) the death of the Participant, (B) the disability of the Participant within the meaning of Section 22(e)(3) of the Code, (C) the retirement of the Participant under the provisions of any retirement plan of the Company or any Subsidiary, or (D) any reason (other than for Cause) after the Participant has been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the portion of all Non-qualified Options granted under the Plan to such Participant which are not then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, shall terminate effective immediately upon termination of employment. If the termination of employment of the Participant was due to retirement under the provisions of any retirement plan of the Company or any Subsidiary or if the termination of employment was due to a reason other than for Cause and the Participant had been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, all of such Participant's Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death of the Participant. If the termination of employment was due to the death of a Participant who was an employee of the Company and/or any Subsidiary at the time of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the representative or representatives of the Participant's estate (or the person or persons who acquire (by bequest or inheritance) the right to exercise the Participant's Non-qualified Options) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years after the date of death of the Participant. If the termination of employment was due to the disability of the Participant within the meaning of Section 22(e)(3) of the Code, such Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death of the Participant. If the termination of employment of the Participant was due to reasons other than for Cause and the Participant had not been employed by the Company and/or one or more of the Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the Participant's Non-qualified Options may be exercised only to the extent then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified
Options or two years following the date of death. If the termination of employment of the Participant was for Cause, all Non-qualified Options which have not been exercised as of the date of termination of employment shall terminate immediately as of the date of termination of employment.

    (d) Assignability: With the permission of the Committee, a Participant who has been granted a Non-qualified Option under the Plan may transfer such Non-qualified Option to a revocable inter vivos trust as to which the Participant is the settlor or may transfer such Non-qualified Option to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Participant, any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family, or any partnership whose only partners are members of the Participant's immediate family. Any such transferee of a Non-qualified Option shall remain subject to all of the terms and conditions applicable to such Non-qualified Option and subject to the rules and regulations prescribed by the Committee. A Non-qualified Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than described above, an Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of a Participant to whom granted, may be exercised only by him, his guardian or legal representative.

    (e) More than one Option granted to a Participant: More than one Option (and, in the case of a Key Employee, more than one form of Option) may be granted to a Participant under this Plan.

    (f) Aggregate annual limit on Incentive Options: The aggregate Fair Market Value (determined at the time of the grant of the Option) of the Common Shares with respect to which Incentive Options are first exercisable by any Key Employee in any calendar year under this Plan and any other plans of the Company and the Subsidiaries shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Common Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and the Subsidiaries) exceeds $100,000, such Options shall be treated as Non-qualified Options, to the extent required by Section 422 of the Code.

    (g) Partial exercise: Unless otherwise provided in the applicable option agreement, any exercise of an Option granted under this Plan may be made in whole or in part.

    (h) 10% Shareholder: If a Participant owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, then each Incentive Option granted under this Plan to such Participant shall by its terms fix the option price per Common Share to be at least 110% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Option and such Incentive Option shall terminate (become non-exercisable) after the expiration of five years from the date of the grant of such Incentive Option.

    (i) Exercisability: Options awarded to Key Employees, Subsidiary Directors and Consultant/Advisors under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service, as the Committee may impose at the time of grant of such Options; provided, however, that if the Committee does not specify another vesting schedule at the time of grant, each Option granted to a Key Employee shall become exercisable as follows: (i) with respect to 25% of the Common Shares covered thereby after 24 months of continuous employment by the Company and/or one or more Subsidiaries; (ii) with respect to an additional 25% of the Common Shares covered thereby after 36 months of continuous employment by the Company and/or one or more Subsidiaries; (iii) with respect to an additional 25% of the Common Shares covered thereby after 48 months of continuous employment by the Company and/or one or more Subsidiaries; and (iv) with respect to an additional 25% of the Common Shares covered thereby after 60 months of continuous employment by the Company and/or one or more Subsidiaries. If a Key Employee, a Subsidiary Director or a Consultant/Advisor does not purchase in any one year the full number of Common Shares which may be purchased with his then exercisable Options, such Key Employee, Subsidiary Director or Consultant/Advisor, as appropriate, may purchase those Common Shares in any subsequent year during the term of the Options.

    (j) Non-employee Directors: Each Non-employee Director then serving on the Board and who has served on the Board and/or a Subsidiary Board for all or a portion of at least the five calendar years immediately preceding the January 1 immediately prior to the date of grant, shall automatically be granted a Non-qualified Option for 750 Common Shares effective on the date on which the annual meeting of the Company's shareholders is held in 1998 in accordance with the Regulations of the Company (the "1998 Annual Meeting") and for 750 Common Shares effective on the date on which the annual meeting of the Company's shareholders is held in 2000 in accordance with the Regulations of the Company (the "2000 Annual Meeting"). Each Non-Employee Director then serving on the Board and who has served on the Board and/or a Subsidiary Board for fewer than the five calendar years (including all or any portion of any such year) immediately preceding the January 1 immediately prior to the date of grant, shall automatically be granted a Non-qualified Option for 150 Common Shares plus 150 Common Shares for all or any portion of each calendar year preceding the date of grant during which such Non-Employee Director has served on the Board and/or a Subsidiary Board as of such January 1 effective on the date of each of the 1998 Annual Meeting and the 2000 Annual Meeting. Any individual who was not a member of the Board on the date of the 1998 Annual Meeting, (i) who is subsequently appointed or elected to the Board at least six months prior to the date on which the annual meeting of the Company's shareholders is to be held in 1999 in accordance with the Regulations of the Company (the "1999 Annual Meeting") shall automatically be granted a Non-qualified Option on the date of such appointment or election for the same number of Common Shares as such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; (ii) who is subsequently appointed or elected to the Board less than six months prior to the date of the 1999 Annual Meeting but prior to such 1999 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 75% of the number of Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; (iii) who is subsequently appointed or elected to the Board on or after the date of the 1998 Annual Meeting but at least six months prior to the date of the 2000 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 50% of the number of Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; and (iv) who is subsequently appointed or elected to the Board less than six months prior to the 2000 Annual Meeting but prior to such 2000 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 25% of the Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting. Any individual who was not a member of the Board on the date of the 2000 Annual Meeting and who is subsequently appointed or elected to the Board prior to the date on which the annual meeting of the Company's shareholders is to be held in 2002 in accordance with the Regulations of the Company (the "2002 Annual Meeting") shall automatically be granted a Non-qualified Option on the same basis as described in the immediately preceding sentence. Notwithstanding anything to the contrary in this Section 5(j), any individual who was serving as a Subsidiary Director and is subsequently appointed or elected as a Non-employee Director after the date of the 1998 Annual Meeting but prior to the date of the 2000 Annual Meeting, or after the date of the 2000 Annual Meeting but prior to the date of the 2002 Annual Meeting, as the case may be, and who is to be granted a Non-qualified Option pursuant to either of the two immediately preceding sentences, shall have deducted from the number of Common Shares to be covered by the Non-qualified Option granted to him under this Subsection 5(j), the number of Common Shares covered by any Non-qualified Option which he previously received pursuant to this Plan.

         Each Non-qualified Option granted to a Non-employee Director shall have an exercise price equal to 100% of the Fair Market Value of the Common Shares on the date of the grant of such Non-qualified Option and a term of ten years.

         If a Non-employee Director does not purchase in any one year the full number of Common Shares which may be purchased with his then exercisable Non-qualified Options, such Non-employee Director may purchase those Common Shares in any subsequent year during the term of the Non-qualified Options.

         If a Non-employee Director ceases to be a director of the Company for any reason other than his death or for Cause, the Non-qualified Options granted to him under this Plan may be exercised in full, whether or not then exercisable by their terms, on or before the expiration of the term of the Non-qualified Options; provided, however, that if the former Non-employee Director shall die prior to the expiration of the term of the Non-qualified Options, such Non-qualified Options may only beexercised on or before the earlier of the expiration of such term or two years following the date of death. If a Non-employee Director ceases to be a director of the Company because of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable by their terms, only on or before the earlier of the expiration of the term of the Non-qualified Options or two years following the date of death.
         If a Non-employee Director ceases to be a director of the Company and/or any Subsidiary for Cause, all of his then unexercised Non-qualified Options shall immediately terminate.

         Non-employee Directors shall not be eligible to receive any Options under the Plan other than pursuant to this Subsection 5(j).

    (k) Termination of Non-qualified Options granted to Subsidiary Directors by reason of termination of director status: Non-qualified Options granted to Subsidiary Directors under the Plan shall be exercisable after a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for such period of time and under such conditions as the Committee may impose at the time of grant of such Non-qualified Options. If, however, the Committee does not specify another exercisability schedule in the event of termination of director status, the provisions outlined in the following paragraph of this Subsection 5(k) shall be applicable.

         Default schedule of exercisability upon termination of director status. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for any reason other than his death or for Cause, the Non-qualified Options granted to him under this Plan may be exercised in full, whether or not then exercisable by their terms, on or before the expiration of the term of the Non-qualified Options; provided, however, that if the former Subsidiary Director shall die prior to the expiration of the term of the Non-qualified Options, such Non-qualified Options may be exercised only on or before the earlier of the expiration of such term or two years following the date of death. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company because of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable by their terms, only on or before the earlier of the expiration of the term of the Non-qualified Options or two years following the date of death. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for Cause, all of his then unexercised Non-qualified Options shall immediately terminate.

6. Period For Granting Options. No Options shall be granted under this Plan subsequent to the tenth anniversary of the earlier of (a) the day prior to the date on which this Plan is adopted by the Board or (b) the day prior to the date on which this Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company.

7. No Effect Upon Employment Status. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

8. Method of Exercise. An Option granted under this Plan may be exercised only by written notice to the Committee, signed by the Participant (or, in the case of Non-qualified Options, any Permitted Transferee), or in the event of his death, by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full option price of such Common Shares, or shall fix a date (not more than 10 business days from the date of such notice) for the payment of the full option price of the Common Shares being purchased. The option price shall be payable in cash or by tendering Common Shares (by either actual delivery of Common Shares or by attestation, with such Common Shares valued at Fair Market Value as of the date of exercise), or in any combination thereof as determined by the Committee. The Committee may permit a Participant to elect to pay the option exercise price upon the exercise of an Option by authorizing a third party to sell Common Shares (or a sufficient portion of the Common Shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option exercise price and any tax withholding resulting from such exercise.

Whenever the Company proposes or is required to distribute Common Shares under the Plan upon exercise of an Option, the Company may require the person exercising the Option to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such Common Shares or, in the discretion of the Committee, the Company may withhold from the Common Shares to be delivered Common Shares sufficient to satisfy all or a portion of the tax withholding requirements.

During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Common Shares issuable upon exercise of such Option until the books of the Company evidence that such person has become the record owner of such Common Shares.

9. Implied Consent of Participants. Every Participant, by his acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, permitted assigns and legal representatives, by all of the terms and conditions of this Plan.

10. Share Adjustments. In the event there is any change in the Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Committee in (a) the number of Common
Shares available for the grant of Options under this Plan, (b) the number of Common Shares subject to Options granted under this Plan, and (c) the exercise price of outstanding Options.

11. Merger, Consolidation or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets (an "Acquisition Transaction") to, another corporation or corporations (herein referred to as "successor employer corporation"), then each Incentive Option and each Non-Qualified Option outstanding under the Plan shall become exercisable in full, whether or not then exercisable by its terms, immediately upon consummation of the Acquisition Transaction.
As a condition of any such Acquisition Transaction, the Company shall require that the successor employer corporation obligate itself to continue this Plan and to assume all obligations under the Plan in a manner consistent with the provisions of Section 424(a) of the Code. In the event that such successor employer corporation terminates for any reason the employment of any Participant who is a Key Employee within the one-year period immediately following the consummation of the Acquisition Transaction, such Participant shall have the right to exercise his then unexercised Options during the period ending on the earlier of the expiration of the term of the Options or three months following the date of the Participant's termination of employment.

12. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity or other conditions and circumstances of the purchase of Common Shares under the terms of the Plan, so long as the Company acts in good faith.

13. Securities Laws. The Committee shall take all necessary or appropriate action to ensure that all grants of Options and all exercises thereof under this Plan are in full compliance with all federal and state securities laws. No Option granted under this Plan shall be exercised before the Common Shares subject to the Plan have been registered or qualified for sale under appropriate federal and state securities laws.

14. Amendment and Termination of the Plan. The Committee, with the approval of the Board, may amend the Plan from time to time or terminate the Plan at any time without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision, (b) to satisfy applicable requirements of the Code or (c) to satisfy applicable requirements of any securities exchange on which are listed any of the Company's equity securities or any requirements applicable to issuers whose securities are traded in The Nasdaq National Market. No such action to amend or terminate the Plan shall reduce the then existing number of any Participant's Options or adversely change the term or conditions thereof without the Participant's consent.
If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms.

15. Effective Date. The Plan was adopted by the Board on February 12, 1998. The Plan shall become effective as of the date it is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company. The Plan shall be null and void if shareholder approval is not obtained within twelve (12) months of the adoption of the Plan by the Board.